FORM OF DELAY AGREEMENTS EXECUTED BETWEEN THE COMPANY AND
CERTAIN OF THE SELLING SHAREHOLDERS AS OF MAY 11, 12 AND 13, 2004

DELAY AGREEMENT

TO:	SILVERADO GOLD MINES LTD., a British Columbia company (the “Company”)

FROM:	THE UNDERSIGNED SHAREHOLDER OF SILVERADO GOLD MINES LTD. (the “Shareholder”)

RE:
Warrant Exercise Agreement between the Company and the Shareholder (the “Warrant Exercise Agreement”); Form SB-2 Registration Statement (the “Registration Statement”) to be filed by the Company with the United States Securities and Exchange Commission (the “SEC”) pursuant to the United States Securities Act of 1933 (the “1933 Act”), as contemplated in the Warrant Exercise Agreement

In consideration of the Company issuing to the Shareholder the number of shares set forth in Schedule A hereto under the column “Delay Shares to be Issued” (the “Delay Shares”) and including such Delay Shares on the Registration Statement, the Shareholder hereby releases the Company from any and all liabilities, obligations, expenses and damages arising from delay by the Company in filing the Registration Statement with the Securities and Exchange Commission as contemplated by the Warrant Exercise Agreement in order to qualify the following shares:

1.	the shares issued to the shareholder upon exercise of the Replacement Warrants, as contemplated in the Warrant Exercise Agreement and as set forth in Schedule A;

2.	the shares issuable to the shareholder upon exercise of the remaining Replacement Warrants held by the Shareholder and as set forth in Schedule A; and

3.	the shares issuable to the shareholder upon exercise of the Additional Replacement Warrants issued to the Shareholder upon exercise of the Replacement Warrants and as set forth in Schedule A.

This agreement will be of full force and effect without any further action of the Company upon issue of the Delay Shares in the name of the Shareholder and filing of the Registration Statement within five (5) business days of the date that delay agreements have been executed and delivered by each of the investors listed on Schedule A hereto. This Delay Agreement is further executed on the understanding that the Company will respond to all SEC comments on the Form SB-2 within three (3) weeks of receipt of any comment letter of the SEC.

Dated the _______ day of May, 2004.

SIGNATURE OF SHAREHOLDER:

NAME OF SHAREHOLDER:

SCHEDULE A TO DELAY AGREEMENT

Name	No. of Replacement Warrants Exercised	Balance of Replacement Warrants	Additional Replacement Warrant Issued	Number of Delay Shares to be Issued
Platinum Partners	2,127,660	2,872,340	2,127,660	255,318
M/S Family Foundation	297,872	402,128	297,872	35,745
Mesivta of Long Beach (Private Placement #1)	531,915	718,085	531,915	63,830
Mesivta of Long Beach (Private Placement #2)	85,106	114,894	85,106	10,214
Salvatore Amato	106,383	143,617	106,383	12,766
Sara Heiman	127,660	172,340	127,660	15,318
Harry Adler	297,872	402,128	297,872	35,745
Philip Huberfeld	297,872	402,128	297,872	35,745
Keren MYCB Elias Foundation	297,872	402,128	297,872	35,745
Chancellor Apartments, LLC	106,383	143,617	106,383	12,766
Zenny Trading Limited	638,298	861,702	638,298	76,595
Rachel Mendelovitz	85,106	114,894	85,106	10,214
TOTALS	5,000,000	6,750,000	5,000,000	600,000